UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 28, 2014
Chevron Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-00368	94-0890210
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer Identification No.)

6001 Bollinger Canyon Road, San Ramon, CA	94583
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (925) 842-1000

None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The 2014 Annual Meeting of Stockholders of Chevron Corporation (“Chevron”) was held on May 28, 2014.

(b) Chevron stockholders voted on the matters, with the final voting results, set forth below.

1.	The nominees for election to the Chevron Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
L.F. Deily	1,273,063,979	14,554,278	7,776,060	317,859,255
R.E. Denham	1,254,265,266	34,483,542	6,645,509	317,859,255
A.P. Gast	1,275,549,519	13,105,166	6,739,632	317,859,255
E. Hernandez, Jr.	1,257,234,624	29,852,863	8,306,830	317,859,255
J.M. Huntsman, Jr.	1,269,287,089	19,280,580	6,826,648	317,859,255
G.L. Kirkland	1,275,073,032	14,201,986	6,119,299	317,859,255
C.W. Moorman	1,273,073,237	15,328,084	6,992,996	317,859,255
K.W. Sharer	1,273,936,199	14,654,630	6,803,488	317,859,255
J.G. Stumpf	1,251,977,821	36,590,108	6,826,388	317,859,255
R.D. Sugar	1,263,864,285	24,719,198	6,810,834	317,859,255
C. Ware	1,258,904,789	29,738,170	6,751,358	317,859,255
J.S. Watson	1,226,433,373	57,498,307	11,462,637	317,859,255

2.
The Chevron Board of Directors' proposal to ratify the appointment of PricewaterhouseCoopers LLP as Chevron's independent registered public accounting firm for 2014 was approved based on the following votes:

Votes for	1,588,986,748	98.9%
Votes against	17,321,920	1.1%
Abstentions	6,944,904
Broker non-votes	Brokers were permitted to cast stockholder non-votes (i.e., uninstructed shares) at their discretion on this proposal item and such non-votes are reflected in the votes for or against or abstentions.

3.	The Chevron Board of Directors' proposal for stockholders to approve, on an advisory basis, the compensation of Chevron's named executive officers was approved based on the following votes:

Votes for	1,202,222,277	93.8%
Votes against	80,098,713	6.2%
Abstentions	13,073,327
Broker non-votes	317,859,255

4.	The stockholder proposal for a report on corporate charitable contributions was not approved based on the following votes:

Votes for	60,082,782	5.0%
Votes against	1,134,305,590	95.0%
Abstentions	101,005,945
Broker non-votes	317,859,255

5.	The stockholder proposal for a report on lobbying was not approved based on the following votes:

Votes for	293,290,813	24.1%
Votes against	921,745,495	75.9%
Abstentions	80,358,009
Broker non-votes	317,859,255

6.	The stockholder proposal for a report on shale energy operations was not approved based on the following votes:

Votes for	317,361,576	26.6%
Votes against	874,746,396	73.4%
Abstentions	103,286,345
Broker non-votes	317,859,255

7.	The stockholder proposal regarding the designation of an independent Chairman was not approved based on the following votes:

Votes for	284,797,763	22.2%
Votes against	999,346,978	77.8%
Abstentions	11,249,576
Broker non-votes	317,859,255

8.	The stockholder proposal regarding special meetings was not approved based on the following votes:

Votes for	440,886,507	34.3%
Votes against	843,183,980	65.7%
Abstentions	11,323,830
Broker non-votes	317,859,255

9.	The stockholder proposal regarding an independent director with environmental expertise was not approved based on the following votes:

Votes for	265,824,452	21.4%
Votes against	978,410,909	78.6%
Abstentions	51,158,956
Broker non-votes	317,859,255

10.	The stockholder proposal for a report on country selection guidelines was not approved based on the following votes:

Votes for	273,887,329	23.1%
Votes against	913,231,873	76.9%
Abstentions	108,275,115
Broker non-votes	317,859,255

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEVRON CORPORATION
Dated: June 3, 2014	By	/S/ CHRISTOPHER A. BUTNER
Christopher A. Butner,
Assistant Secretary and Managing Counsel, Securities/Corporate Governance